EX-99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, William R. Schuetter, President of The Commerce Funds (the “Registrant”), certify to the best of my knowledge that:

1.	The Registrant’s periodic report on Form N-CSR for the period ended April 30, 2013 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ William R. Schuetter
William R. Schuetter President June 27, 2013

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Report with the Commission.

EX-99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Peter W. Fortner, Chief Accounting Officer of The Commerce Funds (the “Registrant”), certify to the best of my knowledge that:

1.	The Registrant’s periodic report on Form N-CSR for the period ended April 30, 2013 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Peter W. Fortner
Peter W. Fortner Chief Accounting Officer June 27, 2013

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Report with the Commission.